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                                  EXHIBIT 10.2

                        VANCOUVER OFFICE LEASE AGREEMENT

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                                    L E A S E



                         GREAT LUMBERMEN'S VENTURE INC.


                                   (LANDLORD)


                                       TO




                    ISN INTERNET SPORTS NETWORK (CANADA) LTD.



                                    (TENANT)



                                   ROGER EARLE


                                  (INDEMNIFIER)







                        SUITE #700 - 509 RICHARDS STREET

                           VANCOUVER, BRITISH COLUMBIA








                               DATED JULY 22, 1997


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                             L E A S E  S U M M A R Y


     THIS LEASE dated the 22nd day of July, 1997


LANDLORD:                GREAT LUMBERMEN'S VENTURE INC.
                         c/o PCI Realty Corp.
                         #400 - 576 Seymour Street
                         Vancouver, British Columbia     V6B 3K1

TENANT:                  ISN INTERNET SPORTS NETWORK INC.
                         7th Floor, 509 Richards Street
                         Vancouver, B.C.

INDEMNIFIER:             ROGER EARLE
                         1449 Chartwell Drive,
                         West Vancouver, B.C.

TERM:                    Three (3) years

COMMENCEMENT DATE:       October 1, 1997

EXPIRY DATE:             September 30, 2000

AREA OF PREMISES:        3,155 square feet

LEGAL DESCRIPTION:       Parcel "A" (see 414418-L) of Lots 8, 9 and 10, Block
                         34, District Lot 541, Plan 210 (see Schedule C)

BASE RENTAL:             $24,451.20 per annum ($2,037.60 per month) for the
                         first year; and $25,239.96 per annum ($2,103.33 per month) for the second year; and $26,028.72 per annum
                         ($2,169.06 per month) for the third year.

USE:                     A business office only.

CASH
ALLOWANCE:               Ten Thousand Two Hundred ($10,200.00) Dollars payable
                         upon signing of this lease and the Tenant occupying the Premises.

DEPOSIT: $8,355.22 to be applied to the first month's gross rent, the balance to be held as a non-interest bearing, refundable security deposit.

OPTION TO RENEW:         Two (2) options to renew, the first for three (3) years
                         and the second for five (5) years.

FIXTURING PERIOD:        From the signing of this Lease until the Commencement
                         Date, gross rent free.

LANDLORD'S ADDRESS       #400 - 576 Seymour Street
FOR RENTAL               Vancouver, B.C.
PAYMENTS:                V6B 3K1


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SCHEDULES:               "A" - Rules and Regulations
                         "B" - Site Plan
                         "C" - Legal Description

UNIT #               700


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                                    I N D E X

ARTICLE 1 - CONSTRUCTION AND FIXTURING OF LEASED PREMISES

       1.01          Cash Allowance
       1.02          Tenant's Trade Fixtures

ARTICLE 2 - DEMISE AND TERM

       2.01          Demise and Term

ARTICLE 3 - RENTAL

       3.01          Rental
       3.02          Tenant's Portion
       3.03          Payment of Rental
       3.04          Reporting of Costs
       3.05          Interest on Overdue Rent

ARTICLE 4 - CONDUCT OF BUSINESS

       4.01          Use of Leased Premises

ARTICLE 5 - REPAIRS

       5.01          Tenant's Repairs
       5.02          Landlord's Obligation to Repair
       5.03(a)       Damage or Destruction
       5.03(b)       Termination
       5.03(c)       Tenant's Obligation to Rebuild
       5.03(d)       Landlord's Election
       5.03(e)       Insurable Hazard Defined

ARTICLE 6 - ASSIGNMENT, SUB-LETTING

ARTICLE 7 - TENANT'S INSURANCE

ARTICLE 8 - LANDLORD'S INSURANCE

ARTICLE 9 - TENANT ALTERATIONS

       9.01          Painting and Decorations
       9.02          No Liens

ARTICLE 10 - PUBLIC UTILITIES, TAXES, ETC.

       10.01         Public Utilities, Business Tax and Machinery
       10.02         Payment of Taxes

ARTICLE 11 - EXCLUSION OF LIABILITY AND INDEMNITY

       11.01         Exclusion of Landlord's Liability
       11.02         Indemnification


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ARTICLE 12 - LANDLORD'S RIGHTS AND REMEDIES

       12.01         Default
       12.02         Bankruptcy
       12.03         Payment of Landlord's Expenses
       12.04         Landlord's Right to Re-let
       12.05         Right of Landlord to Perform Tenant's Covenants
       12.06         Right of Landlord to Seize
       12.07         Non-Waiver
       12.08         Remedies Cumulative

ARTICLE 13 - MORTGAGES AND ASSIGNMENT BY LANDLORD

       13.01         Sale or Financing of Building
       13.02         Subordination
       13.03         Offset Statement
       13.04         Registration
       13.05         Assignment by Landlord
       13.06         Re-Survey

ARTICLE 14 - LANDLORD'S COVENANTS

       14.01         Quiet Enjoyment

ARTICLE 15 - LEGAL RELATIONSHIP

       15.01         No Partnership
       15.02         Several Tenants
       15.03         Successors, etc.

ARTICLE 16 - NOTICE

ARTICLE 17 - GENERAL CONDITIONS

       17.01         Garbage, Debris
       17.02         Rules and Regulations
       17.03         Tenant's Work
       17.04         Apportionment of Rent
       17.05         Overholding Tenant

ARTICLE 18 - OBLIGATIONS OF THE COVENANTOR

       18.01         Application
       18.02         Agreements

ARTICLE 19 - MISCELLANEOUS

       19.01         Showing of Leased Premises
       19.02         Time of the Essence
       19.03         Captions
       19.04         Governing Law
       19.05         Entire Agreement


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ARTICLE 20 - RIGHT OF RENEWAL

       20.01         Renewal
       20.02         Minimum Rental During Renewal

ARTICLE 21 - DEFINITIONS

       (a)           Area of the Leased Premises
       (b)           Building
       (c)           Common Area
       (d)           Common Facilities
       (e)           Cost of Insurance
       (f)           Municipal Tax Cost/Municipal Taxes
       (g)           Municipality
       (h)           Property
       (i)           Building
       (j)           Operating Costs
       (k)           Service Areas

SCHEDULES
       A             Rules and Regulations

       B             Site Plan of Building

       C             Legal Description of Building


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THIS LEASE made as at the  22nd   day of  July, 1997


BETWEEN:

               GREAT LUMBERMEN'S VENTURE INC.
               C/O PCI REALTY CORP.
               Suite 400
               576 Seymour Street
               Vancouver, British Columbia
               V6B 3K1

               (hereinafter called the "Landlord")

                                                 OF THE FIRST PART

AND:           ISN INTERNET SPORTS NETWORK INC.
               7th Floor, 509 Richards Street
               Vancouver, British Columbia

               (hereinafter called the "Tenant")

                                                 OF THE SECOND PART

AND:
               ROGER EARLE
               1449 Chartwell Drive
               West Vancouver, British Columbia

               (hereinafter called the "Indemnifier")

                                                 OF THE THIRD PART

NOW THIS LEASE WITNESSETH:


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                                    ARTICLE 1

                  CONSTRUCTION AND FIXTURING OF LEASED PREMISES

Cash Allowance

1.01 The Tenant accepts the Premises in an "as is" condition. The Landlord agrees to provide the Tenant with a cash allowance of Ten Thousand Two Hundred Dollars ($10,200.00) payable within two (2) weeks of the Tenant Signing and delivering the Lease to the Landlord and occupying the Premises.

Tenant's Trade Fixtures

1.02 The Tenant agrees that any alterations, additions, improvements and fixtures made to or installed upon or in the Leased Premises at the expense of the Tenant other than unattached moveable trade fixtures shall remain upon and be surrendered to the Landlord with the Leased Premises as part thereof upon the expiration or earlier termination of this Lease and shall become the absolute property of the Landlord, unless the Landlord shall by notice in writing require the Tenant to remove the same, in which event the Tenant covenants and agrees to restore the Leased Premises to the state in which they were prior to commencing any of the Tenant's Work and shall make good any damage or injury caused to the Leased Premises resulting from such installation and removal, reasonable wear and tear and damage by Insurable Hazards only excepted.

                                     ARTICLE 2

                                  DEMISE AND TERM

Demise and Term

2.01 In consideration of rents, covenants and agreements reserved and contained in this Lease (which rents, covenants and agreements are to be paid, observed and performed by the Tenant) the Landlord does hereby demise and lease unto the Tenant the Leased Premises (being those premises outlined in heavy black on the attached Schedule "B") being approximately 3155 square feet, more or less, on the 7th floor of the building located at 509 Richards Street, Vancouver, British Columbia, and more particularly described on Schedule "B" hereto TO HAVE AND TO HOLD for and during the term of three (3) years from the Commencement Date of Term of October 1, 1997, unless sooner terminated as hereinafter provided. In addition, the Tenant shall be entitled, for the benefit of the Leased Premises, to enjoy upon the terms and conditions set out in this Lease the use in common with others entitled thereto of the Common Area and Common Facilities.

                                    ARTICLE 3

                                     RENTAL

Rent

3.01 The Tenant covenants and agrees to pay to the Landlord, or as the Landlord may in writing direct, in lawful money of Canada, without any set off, compensation or deduction whatsoever on the days and at the times hereinafter specified, rental which shall be the aggregate of the sums required to be paid by clauses (a), (b) and (c) below:

       (a)    Base Rental of:

              (i) TWENTY-FOUR THOUSAND FOUR HUNDRED FIFTY-ONE AND 25/100 DOLLARS ($24,451.25) per annum during year one of the Term payable in equal consecutive monthly instalments on the first day of each month in advance of TWO THOUSAND THIRTY-SEVEN AND 60/100 DOLLARS ($2,037.60) commencing on the first day of October, 1997; and


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              (ii)   TWENTY-FIVE THOUSAND TWO HUNDRED FORTY DOLLARS ($25,240.00)
              per annum during year two of the Term payable in equal consecutive monthly instalments on the first day of each month in advance of TWO THOUSAND ONE HUNDRED THREE AND 33/100 DOLLARS ($2,103.33) commencing on the first day of October , 1998;

              (iii) TWENTY-SIX THOUSAND TWENTY-EIGHT DOLLARS ($26,028.00) per annum during year three of the Term payable in equal consecutive monthly instalments on the first day of each month in advance of TWO THOUSAND ONE HUNDRED SIXTY-NINE DOLLARS ($2,169.00) commencing on the first day of October, 1999;

              The Landlord acknowledges the receipt of $8,355.22 being a deposit to be applied to the payment of Gross Rental plus GST for the first month of the Term and the balance to be held as a security deposit for any other monies due to the Landlord hereunder.

       (b)    Together with the Tenant's portion of the following:

              (i)    Common Area Maintenance cost;
              (ii)   Cost of Insurance; and
              (iii)  Municipal Tax Cost.

       (c) Together with the cost, charge or expense for water, garbage collection and any other like service rendered to the Leased Premises for the benefit of the Tenant and paid by the Landlord.

Tenant's Portion

3.02 The Tenant's portion of the costs described in Articles 3.01(b) shall be that sum which is equal to the aggregate of each of the said costs (or portion thereof) multiplied by a fraction, the numerator of which is in each instance the Area of the Leased Premises and the denominator of which is the appropriate Gross Leasable Area. The Tenant's Area of the Leased Premises in the case of this Lease shall be 3,155 square feet.

       "Area of the Leased Premises" in the case of a whole floor of the Building shall include all area within the window glass line and shall be computed by measuring to the outside surface of the window glass line without deduction for columns and projections necessary to the building, and shall include the Service Areas within and exclusively serving the floor, but shall not include the stairs supplied by the Landlord for use in common with other tenants, and flues, stacks, pipe shafts, elevator shafts or vertical ducts within their enclosing walls.

       "Area of Leased Premises" in the case of part of a floor of the Building shall be computed by measuring from the outside surface of the window glass line to the office side of corridors or other permanent partitions and to the centre of partitions which separate the area occupied from adjoining rentable areas without deduction for columns and projections necessary to the building and shall include a portion of the Service Areas within and exclusively serving only the floor, but shall not include stairs supplied by the Landlord for use in common with other tenants, and flues, stacks, pipe shafts and vertical ducts within their enclosing walls within the area occupied.

       "Gross Leasable Area" means (where the Tenant participates in the relevant cost) the aggregate floor area in square feet of the building located on the Property from time to time excluding the aggregate of that portion of the floor area of the said buildings involved in Common Areas and Common Facilities. For the purposes of this definition floor area shall be measured from the exterior of the window glass line and from the centre line of partition walls. If there is a dispute as to the calculation of any area in this definition it is agreed that such dispute shall be resolved by a British Columbia land surveyor named by the Landlord whose decision shall bind the parties hereto.


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Payment of Rental

3.03 The rental provided for in this Article 3 shall be paid by the Tenant as follows:

Minimum Rental Payments

       (a) The first monthly instalment of Minimum Rental (or PRO RATA portion thereof if the Commencement Date of Term is other than the first day of a month) shall be paid by the Tenant on the Commencement Date of Term and thereafter subsequent monthly instalments shall each be in advance on the first day of each ensuing calendar month during the Term.

Additional Rental Payments

       (b)    The amount of Additional Rental as set out in Article 3.01(b) and
(c) which the Tenant is to pay shall be estimated by the Landlord for such period (not to exceed one year) as the Landlord may determine. The Tenant agrees to pay to the Landlord such amount in equal monthly instalments in advance during such period on the dates and at the times for payment of Minimum Rental provided for in this Lease.

Payment of Municipal Tax Cost

       (c) The Tenant's portion of the Municipal Tax Cost shall be paid by the Tenant within fifteen (15) days of demand.

Reporting of Costs

3.04 Within ninety (90) days after the end of the period for which Additional Rental payments are made pursuant to Article 3.03(b), the Landlord shall, at the request of the Tenant, provide to the Tenant a statement setting out the actual cost during such Lease Year of those items comprised in Additional Rental as set out in Article 3.01(b) and (c), and the Tenant's portion thereof determined pursuant to this Article, showing in reasonable detail the information relevant and necessary to the exact calculation of those amounts. The Tenant shall have the right to inspect the books and records of the Landlord pertaining to such costs upon reasonable notice at reasonable times. If the amount payable by the Tenant as shown on such statement is greater or less than the Additional Rental paid by the Tenant to the Landlord pursuant to this Article the proper adjustment shall be made within five days after delivery of such statement.

Interest on Overdue Rent

3.05 All payments to be made by the Tenant to the Landlord in this Article 3 shall be made by the Tenant within the time provided. Any such payment if overdue shall, together with any costs incurred by the Landlord, including without limitation legal costs as between solicitor and client, bear interest at a rate equal to four percent (4%) per annum above the prevailing prime rate then being charged by the Landlord's bankers. The Tenant covenants to pay the same forthwith on demand by the Landlord and the same shall be treated as rent due and payable to the Landlord hereunder and the Landlord shall have the same rights and remedies and may take the same steps for the recovery thereof as for the recovery of rent in arrears.

                                    ARTICLE 4

                               CONDUCT OF BUSINESS

Use of Leased Premises

4.01   The Tenant covenants with the Landlord that:

       (a) The Tenant will not use or occupy the Leased Premises or any part thereof for any purpose other than


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the operation of  a business office.

       (b) The Tenant will not erect any signs whatsoever either on the exterior walls of the Leased Premises or elsewhere in the Building without first obtaining the Landlord's written consent.

Not to Affect Landlord's Insurance

       (c) The Tenant will not upon the Leased Premises do or permit to be done, or omit to do, or store anything which shall cause or have the effect of causing the rate of insurance upon the Building or any part thereof to be increased and if the insurance rate shall be thereby increased the Tenant shall pay to the Landlord as Additional Rental the amount by which the insurance premiums shall be so increased. It is agreed that if any insurance policy upon the Leased Premises shall be cancelled by the insurer by reason of the use and occupation of the Leased Premises or any part thereof by the Tenant or by any assignee, sub-tenant, concessionaire or licensee of the Tenant, or by anyone permitted by the Tenant to be upon the Leased Premises, the Landlord may at its option terminate this Lease by notice in writing.

Damaged Glass

       (d) The Tenant shall promptly make whole at its sole cost and expense all damaged glass in the Leased Premises unless such damage is caused by construction defect or negligence of the Landlord or agent.

                                    ARTICLE 5

                                     REPAIRS

Tenant's Repairs

5.01   The Tenant covenants with the Landlord that:

       (a) the Tenant shall at all times during the Term hereof at its own cost and expense repair, maintain and keep the Leased Premises, all equipment and fixtures within the Leased Premises, (or elsewhere if such equipment and fixtures situate other than in the Leased Premises are provided exclusively for the benefit of the Leased Premises) and any improvements now or hereafter made to the Leased Premises in good order and repair, as a careful owner would do, reasonable wear and tear, repairs for which the Landlord is responsible under
Article 5.02 and damage by Insurable Hazards only excepted (save as provided for in Article 5.03 following) and the Tenant covenants to perform such maintenance, to effect such repairs and replacements and to decorate at its own cost and expense as and when necessary or reasonably required so to do by the Landlord.

Landlord's Examination of Leased Premises

       (b) the Landlord and any employee or agent of the Landlord shall be entitled, at any reasonable time during normal business hours and during any emergency, from time to time, to enter and examine the state of maintenance, repair, decoration and order of the Leased Premises and the Landlord may give notice to the Tenant requiring that the Tenant perform such maintenance or effect such repairs or replacements as may be found necessary from such Examination.

Repairs by Designated Tradesmen

       (c) the Tenant shall, when necessary, and whether upon receipt of notice from the Landlord or not, effect and pay for such maintenance and repairs as may be the responsibility of the Tenant under Article 5.01(a) and in so doing shall use contractors or other workmen designated or approved by the Landlord, such approval not to be unreasonably withheld or delayed.


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Repairs at End of Term

       (d) at the end of the Term (unless the Term is terminated earlier as provided by this Article 5) the Tenant will deliver to the Landlord vacant possession of the Leased Premises in the condition in which the Tenant is required to maintain the Leased Premises.

Landlord's Obligation to Repair

5.02   The Landlord covenants with the Tenant:

Repair

       (a) to repair, normal wear and tear only excepted, the roof, foundations, sub-floors and outer walls of the Building and the mechanical and electrical works included in Landlord's Work.

Common Areas and Common Facilities

       (b) to maintain in good order and repair the Common Areas and Common Facilities, normal wear and tear only excepted.

Structural Defects

       (c) that the Landlord shall be responsible to make good and repair any damage caused to the Leased Premises by reason of a structural defect in the building in which the Leased Premises are located, or damage caused by the negligence of the Landlord, and its servants or agents.

       The Landlord shall make reasonable efforts to carry out such repairs so as to minimize disruption to the Tenant.

Damage or Destruction

5.03   (a)    In the event that the Leased Premises or any part thereof shall at any time during the Term of this Lease be destroyed or damaged by Insurable Hazards, or in the event of the substantial destruction of the Building whether or not the Leased Premises are damaged, and in any of such cases the Leased Premises being rendered unfit either in whole or in part for the business of the Tenant, then the rental hereby reserved, or a proportionate part thereof according to the nature and extent of the destruction or damage sustained, shall be suspended and abated until the Landlord shall have rebuilt, repaired or made fit the Leased Premises or the Building for the purpose of the Tenant, provided that the Landlord shall in any such event at its option, to be exercised within forty-five days (45) after the occurrence of such damage or destruction by notice in writing to the Tenant, have the right to terminate this Lease, and upon the giving of such notice the term shall forthwith cease and terminate, and the Tenant after receipt of such notice shall forthwith make payment of the rental apportioned to the date of such termination and deliver up possession of the Leased Premises to the Landlord; provided that such termination shall not affect the obligation of any Covenantor to the Landlord arising from obligations of the Tenant existing prior to the date of such notice of termination.

       The terms "Building" and "Leased Premises" for the purposes of this
Article 5.03 shall not be deemed to include the improvements installed in the Leased Premises under the provisions respecting Tenant's Work.

Termination

       (b) If the Landlord shall fail to give notice of termination within the forty-five (45) days mentioned in Article 5.03 hereof and (subject as hereinafter provided) shall fail to complete the work of repair or reconstruction within a period of six (6) months after the occurrence of such damage to or destruction of the Leased Premises or the Building, then the Tenant shall have the right to give unto the Landlord notice of termination of this Lease, and thereupon, subject to payment of any monies then due by the Tenant to the Landlord hereunder, this Lease shall forthwith cease and


                                       12
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determine; provided that if the Landlord's failure to complete the work of repair or reconstruction within the said period of six (6) months is due solely to some event, cause of circumstance beyond the reasonable control of the Landlord, then such period of six (6) months shall be delayed by such event, cause of circumstance.

Tenant's Obligation to Rebuild

       (c) It is understood and agreed that in the event of damage or destruction as contemplated by this Article, upon repair and replacement of the Building and the completion of the Leased Premises to a shell with an unfinished floor and services to the perimeter of the Leased Premises by the Landlord, the Tenant shall, at the request of the Landlord, repair or rebuild the leasehold improvements of the Leased Premises to at least the same level of quality as the existing leasehold premises in the Leased Premises in accordance with the provisions of the Tenant's Work with all due diligence.

Landlord's Election

       (d) Nothing contained in this Article shall obligate the Landlord to rebuild the Building or any part thereof; and if the Landlord shall elect to rebuild, then it may make such changes, alterations, modifications, adaptations or extensions, in to or of the original building as it shall see fit.

Insurable Hazard Defined

       (e) "Insurable Hazards" means fire and such other perils for which insurance is available and which in the opinion of the Landlord shall be protected by insurance.


                                    ARTICLE 6

                             ASSIGNMENT, SUB-LETTING

6.01   The Tenant covenants with the Landlord that:

       The rights of the Tenant under this Lease shall not be transferred, assigned or sold and the Tenant shall not sub-let the whole or any part of the Leased Premises nor grant any concession or licence within or with respect to the Leased Premises (hereinafter collectively referred to as a "Disposition"), to any party without in either case the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

       If the Landlord grants its consent to an assignment or transfer in accordance with the terms of this section, then:

       (a) the Tenant shall cause the proposed assignee or purchaser to enter into an agreement prepared at the Tenant's expense by and in favour of the Landlord covenanting directly with the Landlord to be bound by all the terms of this Lease to which the Tenant is bound;

       (b) notwithstanding the Disposition, the Tenant shall continue to remain liable under the terms of this Lease.


                                    ARTICLE 7

                               TENANT'S INSURANCE

7.01 The Tenant covenants with the Landlord that it will at its own expense take out, and keep in force during the Term of this Lease insurance in type, amount and in form satisfactory to the Landlord and with insurers acceptable to


                                       13
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the Landlord. The Tenant will deliver certified copies of such policy or policies to the Landlord for the Landlord's approval prior to the Commencement Date of Term. The cost or premium for such policy shall be paid by the Tenant. Thereafter, the Tenant agrees to provide the Landlord with written evidence of the existence of insurance policies as approved.

                                     ARTICLE 8

                                LANDLORD'S INSURANCE

8.01 The Landlord covenants and agrees with the Tenant that throughout the term of this Lease and any renewal, it will carry fire insurance with normal extended coverage endorsements in respect of the buildings and improvements forming part of the Building, in an amount not less than its full insurable value less the cost of foundations and excavations.

                                     ARTICLE 9

                                 TENANT ALTERATIONS

Painting and decorations

9.01 The Tenant may at any time and from time to time at its expense, paint and decorate the interior of the Leased Premises and make such changes, alterations and improvements in and to the Leased Premises as will in the judgement of the Tenant better adapt the Leased Premises for the purpose of its business; provided, however, that no changes, alterations, additions or improvements to the structure, any perimeter wall, the front entrance, the heating, ventilating, air conditioning, plumbing, electrical or mechanical equipment or the concrete floor or the roof shall be made without the prior written consent of the Landlord, such consent not to be unreasonably withheld, and without the use of contractors of other qualified workmen. All changes, alterations, additions and improvements, whether structural or otherwise, shall comply with all applicable statutes, regulations or by-laws of any pertinent authority.

No Liens

9.02 The Tenant covenants with the Landlord that it will not permit, do, or cause anything to be done to the Leased Premises during the period of construction and fixturing of the Leased Premises or at any other time which would allow any lien, lis pendens, judgement or certificate of any court, or any mortgage, charge or encumbrance of any nature whatsoever, to be imposed or to remain upon the Leased Premises of the Building. In the event of the registration of any lien or other encumbrance, the Tenant shall at its own expense immediately cause the same to be discharged.

                                   ARTICLE 10

                          PUBLIC UTILITIES, TAXES, ETC.

Public Utilities, Business Tax and Machinery

10.01 The Tenant covenants with the Landlord that the Tenant will pay promptly for its gas, other fuel and electricity and water consumed on the Leased Premises, for its telephone, for all business taxes, license fees, rates, charges, garbage and other like services and levies of any nature or kind levied or assessed upon or in respect of or in relation to the Tenant, the business carried on by the Tenant, and/or the properties, fixtures, machinery, equipment or apparatus of the Tenant installed in the Leased Premises or elsewhere in the Building.

Payment of Taxes

10.02 The Landlord covenants with the Tenant to pay out of funds collected from the Tenant all Municipal Taxes except those covenanted to be paid by the Tenant hereunder.


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                                   ARTICLE 11

                      EXCLUSION OF LIABILITY AND INDEMNITY

Exclusion of Landlord's Liability

11.01 It is agreed between the Landlord and Tenant that the Landlord, its agents, servants and employees, shall not be liable nor responsible in any way for any personal or consequential injury of any nature whatsoever that may be suffered or sustained by the Tenant or any employee, agent, customer, invitee or licensee of the Tenant or any other person who may be upon the Leased Premises or for any loss of or damage or injury to any property belonging to the Tenant or to its employees or to any other person while such property is on the Leased Premises except where such loss, damage or injury has been caused by the willful actions or negligence of the Landlord and any of its agents, servants and employees.

Indemnification

11.02 The Tenant covenants with the Landlord to indemnify and save harmless the Landlord against and from any and all claims, including without limitation all claims for personal injury or property damage arising from any act or omission of the Tenant or any employee, agent, customer, invitee or licensee of the Tenant, and against and from all costs, counsel fees (as between solicitor and own client), expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.


                                   ARTICLE 12

                         LANDLORD'S RIGHTS AND REMEDIES

Default

12.01 If and whenever the rent hereby reserved, or any part thereof, shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, or in case of breach or non-observance of nonperformance of any of the covenants, agreements, provisos, conditions or rules and regulations on the part of the Tenant to be kept, observed or performed, or in case the Leased Premises shall be vacated or remain unoccupied for five days or if, without the written consent of the Landlord, the Leased Premises shall be used by any person other than the Tenant, the Tenant's permitted assigns or permitted sub-lessee, or for any purpose other than that for which the same were let or in case the Term hereof shall be taken in execution or attachment for any cause whatever, then and in every such case, it shall be lawful for the Landlord, after delivering to the Tenant notice of any of the above defaults and allowing the Tenant seven days from delivery of such notice to cure the stated default or defaults, at any time thereafter to enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding.

Bankruptcy

12.02 If the Term hereof or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of creditors or shall make any bulk sale or become bankrupt or insolvent or take the benefit of any act now or hereafter in force for bankrupt or insolvent debtors of, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three months Minimum Rental shall immediately claim the same together with any arrears then unpaid and any other amounts owing to the Landlord by the Tenant and the Landlord may without notice or any form of legal process forthwith re-enter upon and take possession of the Leased Premises and become the owner of and remove the Tenant's effects therefrom, any statute or law to the contrary notwithstanding, the whole without prejudice to and under reserve of, all other rights, remedies and recourses of the Landlord.

Payment of Landlord's Expenses

12.03 If at any time an action is brought for recovery of possession of the Leased Premises, for the recovery of rental or any other amount due under the provisions of this Lease, or because of a breach by act or omission of any covenant herein contained on the part of the Tenant, and a breach is established, the Tenant shall pay to the Landlord all expenses incurred by the Landlord in the enforcement of its rights and remedies hereunder.

Landlord's Right to Re-let

12.04 In case of vacancy and in case the Leased Premises shall be deserted or vacated the Landlord shall have the right if it thinks fit to enter the same as the agent of the Tenant either by force or otherwise without being liable to any prosecution therefor and to re-let the said premises as the agent of and at the risk of the said Tenant and to receive the rent therefor.

Right of Landlord to Perform Tenant's Covenants

12.05 It is hereby expressly understood and agreed that if at any time and so often as the same shall happen the Tenant shall make default in the observance or performance of any covenant herein contained on its part to be observed or performed or shall have failed to make payment of any money hereby undertaken by it to be paid other than as rent to the Landlord, then the Landlord, after delivering to the Tenant notice of any of the above defaults and allowing the Tenant seven (7) days from delivery of such notice to cure the stated default or defaults, may, but shall not be obligated so to do, without waiving or releasing the Tenant from its obligations under this Lease, itself observe and perform the covenant or covenants in respect of which the Tenant has made default or make payment of the monies the Tenant has failed to pay; and all costs and expenses incurred by the Landlord in the observance or performance of such covenant or covenants including without limitation legal costs as between solicitor and client and any monies so paid by the Landlord will, with interest thereon from the date of the incurring of such costs or expenses or payments of monies at a rate equal to 2% per annum above the prevailing prime rate then being charged by the Landlord's bankers, be a charge on the then Leased Premises in favour of the Landlord in priority to the interest of the Tenant hereunder and of any person claiming through or under the Tenant, and all such costs, expenses and monies and interest thereon shall be payable forthwith by the Tenant to the Landlord and the Tenant covenants to pay the same forthwith on demand by the Landlord and the same shall be treated as rent due and payable to the Landlord hereunder and the Landlord shall have the same rights and remedies and may take the same steps for the recovery thereof as for the recovery of rent in arrears; PROVIDED, and it is expressly understood and agree that if the Tenant shall fail to make payment of any money demanded of the Tenant and if the Tenant shall in good faith dispute the amount or propriety of any such claim made upon him and if forfeiture of or the registration of a lien against the Property will not result from non-payment, then the Landlord shall not pay the same until such dispute has been resolved either by agreement of the Tenant or by the decision of a competent authority, and then only in the event that the Tenant has failed for a space of (10) ten days or more to make payment of the same.

Right of Landlord to Seize

12.06 The Tenant acknowledges and agrees that, as permitted by law, the Landlord may seize and sell all the Tenant's goods and property within the Leased Premises and apply the proceeds of such sale upon rental and all other amounts outstanding and upon the costs of the seizure and sale .

Non-Waiver

12.07 No condoning, excusing or overlooking by the Landlord or Tenant of any default, breach or non-observance by the Tenant or the Landlord at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

Remedies Cumulative

12.08 All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.


                                   ARTICLE 13

                      MORTGAGES AND ASSIGNMENT BY LANDLORD

Sale or Financing of Building

13.01 The rights of the Landlord under this Lease may be mortgaged, charged, transferred or assigned to a purchaser or to a mortgagee or trustee for bond holders and in the event of a sale or of default by the Landlord under any mortgage, trust deed or trust indenture and the purchaser, mortgagee or trustee, as the case may be, duly entering into possession of the Building or the Leased Premises, the Tenant agrees to attorn to and become the Tenant of such purchaser, mortgagee or trustee under the terms of this Lease.

Subordination

13.02 This Lease is subject and subordinate to all mortgages, trust deeds or trust indentures which may now or at any time hereafter affect in whole or in part the Leased Premises or the Building and whether or not any such mortgage, trust deed or trust indenture shall affect only the Leased Premises or the Building or shall be a blanket mortgage, trust deed or trust indenture affecting other premises as well. This Lease shall also be subject and subordinate to all renewals, modifications, consolidations, replacements and extensions of any such mortgage, trust deed or trust indenture. In confirmation of such subordination and agreement to attorn, the Tenant shall execute promptly upon request by the Landlord any certificate, instruments or postponement or attornment or other instruments which may from time to time be requested to give effect hereto.

Offset Statement

13.03 Within ten days after request therefor by the Landlord in the event that upon any sale, assignment, hypothecation or mortgaging of the leased Premises and/or the Building by the Landlord an offset statement shall be required from the Tenant, the Tenant covenants and agrees with the Landlord to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to the Landlord, certifying that this Lease is in full force and effect and advising of any offsets or prepayments thereto.

Registration

13.04 Notwithstanding any provision in the Property Law Act or other relevant statute, the parties agree that this Lease shall not be registered without the Landlord's written consent and only then at the sole cost and expense of the Tenant (including the cost of any relevant surveys and plans), provided further however that the Tenant covenants and agrees with the Landlord that upon written request of the Landlord and at the Landlord's cost and expense (including the cost of preparation of any necessary plans), the Tenant will cause this Lease to be registered in the appropriate Land Title Office in the Province of British Columbia.

Assignment by Landlord

13.05 In the event of the sale or lease by the Landlord of the Building or a portion thereof containing the Leased Premises or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, and to the extent that such purchaser, lessee under such lease or assignee has assumed the covenants and obligations of the Landlord hereunder, the Landlord shall, without further written agreement, be freed and relieved of liability upon such covenants and obligations. The Tenant shall, from time to time at the request of the Landlord, certify or acknowledge to any mortgagee, purchaser, lessee or assignee, the status and validity of this Lease, and the state of the Landlord's and Tenant's account hereunder.


                                   ARTICLE 14

                              LANDLORD'S COVENANTS

Quiet Enjoyment

14.01 The Landlord covenants with the tenant that if the Tenant pays the rent hereby reserved and performs the covenants herein on its part contained, it shall and may peaceably possess and enjoy the Leased Premises for the term hereby granted without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, from or under it.


                                   ARTICLE 15

                               LEGAL RELATIONSHIP

No Partnership

15.01 It is understood and agreed that nothing contained in this Lease nor in any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

Several Tenants

15.02 Should the Tenant comprise two or more persons, each of them, and not one for the other or others, shall be jointly and severally bound with the other or others for the due performance of the obligations of the Tenant hereunder.
Where required by the context hereof the singular shall include the plural, and the masculine gender shall include either the feminine or neuter genders, as the case may be, and vice-versa.

Successors, etc.

15.03 Subject to the provisions of this Lease respecting assignment by the Tenant, this Lease shall enure to the benefit of and be binding upon the Landlord, its successors and assigns and the heirs, executors, administrators and other personal legal representatives, successors and permitted assigns of the Tenant.


                                   ARTICLE 16

                                     NOTICE

Notice

16.01 Any notice, demand, request, consent or objection required or contemplated to be given or made by any provision of this Lease shall be given or made in writing and either delivered personally or sent by registered mail, postage prepaid, addressed to the Landlord:

              C/O PCI Realty Corp.

              #400 - 576 Seymour Street
              Vancouver, British Columbia  V6B 3K1

              or addressed to the Tenant at:

              The Leased Premises

or to such other address of which any party may from time to time notify the other in writing. The time of giving or making such notice, demand, request, consent or objection shall be, if delivered, when delivered, and if mailed, then on the fourth business day after the day of the mailing thereof. If in this Lease two or more persons are named as Tenant, such notice, demand, request, consent or objection shall be sufficiently given or made if and when the same shall be given to any one of such persons. All payments required to be made by this Lease shall be addressed as provided for in this Article unless otherwise directed by the Landlord.


                                   ARTICLE 17

                               GENERAL CONDITIONS

Garbage, Debris

17.01 No debris, garbage, trash or refuse shall be placed or left, or be permitted to be placed or left in, on or upon any part of the Building outside of the Leased Premises, but shall be deposited by the Tenant in areas and at times and in a manner specifically designated by the Landlord from time to time.


Rules and Regulations

17.02 The Tenant covenants that it will abide by any and all reasonable rules and regulations which may, from time to time, be established by the Landlord for the Building. The rules and regulations set forth in Schedule "A" annexed hereto shall be the rules and regulations in force until amended by the Landlord. The Landlord shall communicate any amendments or changes in such rules and regulations to the Tenant in writing, and after such communication such changed or amended rules and regulations shall be those in force until further amendment and notice thereof.

Tenant's Work

17.03 The Tenant will promptly and efficiently carry out the Tenant's Work and comply with the provisions of Article 10.

Apportionment of rent

17.04 If pursuant to the provisions of this Lease this Lease is terminated prior to the end of the term hereof then the rental and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the date of such termination, and the Tenant shall immediately deliver up vacant possession of the Leased Premises to the Landlord.

Overholding Tenant

17.05 In the event the Tenant remains in possession of the Leased Premises after the end of the Term hereof and without the execution and delivery of a new lease, there shall be no tacit renewal of this Lease or the Term hereby granted, and the Tenant shall be deemed to be occupying the Leased Premises as a tenant from month to month upon the same terms, conditions and provisions as are set forth in this Lease insofar as the same are applicable to a monthly tenancy except for Rental, which shall be decided upon by the Landlord, but shall not in any event be less than that paid by the Tenant during the last month of the Term.

                                   ARTICLE 18

                         OBLIGATIONS OF THE INDEMNIFIER

Application

18.01 The provisions of this Article shall apply in the event the Lease is executed by a Indemnifier.

Agreements

18.02 In consideration of the Landlord entering into the Lease with the Tenant and in further consideration of the sum of One Dollar ($1.00) now paid by the Landlord to the Indemnifier and other good and valuable consideration (the receipt of all of which is hereby acknowledged by the Indemnifier), the Indemnifier agrees under seal with the Landlord as follows:

Joint and Several Liability

       (a) The Indemnifier shall be jointly and severally liable with the Tenant as principal debtor, and not as guarantor or surety, for due payment of all rent of other monies payable at the times and in the manner provided in the Lease.

Performance of Agreements

       (b) The Indemnifier unconditionally agrees and covenants with the Landlord to cause the Tenant to duly observe, perform and keep each and every of the other covenants, agreements, stipulations, obligations, conditions and other provisions of the Lease to be observed, performed and kept by the Tenant at the times and in the manner provided in the Lease and, in the event of default by the Tenant, to duly observe, perform and keep such covenants, agreements, stipulations, obligations and conditions himself.

Indemnity

       (c) The Indemnifier will indemnify and save harmless the Landlord against and from all loses, damages, costs and expenses which the Landlord may sustain, incur or become liable for by reason of:

              (i) the failure, for any reason whatsoever, of the Tenant or the Indemnifier to pay all rent or other monies payable at the times and in the manner provided in the Lease;

              (ii) the failure, for any reason whatsoever, of the Tenant, or the Indemnifier on behalf of the Tenant, to observe, perform and keep each and every of the other covenants, agreements, stipulations, obligations, conditions and other provisions of the Lease to be observed, performed and kept by the Tenant; or

              (iii) any act, action or proceeding of or by the Landlord for or in connection with the enforcement of the Lease including without limitation the provisions of this Article 20.

Survival of Covenants

       (d) With respect to the Covenant's joint and severable liability with the Tenant as principal debtor in accordance with Article 20.2(a), such obligations shall survive any act, omission, actions or proceeding which might release or diminish the liability of any guarantor or surety of the due payment of any rent or other monies payable pursuant to the Lease.

Waiver

       (e) With respect to the Indemnifier's obligations pursuant to Article 18.02(b):

              (i) the Indemnifier's hereby renounces and waives the benefit of discussion and compensation and any right to require the Landlord to first proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Indemnifier;

              (ii) the Indemnifier acknowledges that any act or failure to act of or by the Landlord against or in respect of the Tenant or the Leased Premises pursuant to the terms of the Lease, and, without limiting the generality of the foregoing, any neglect or forbearance or delay by the Landlord in taking any steps to enforce the observance, performance and keeping of the covenants, agreements, stipulations, obligations and other provisions of the Lease, any extension of time which may be given by the Landlord from time to time to the Tenant and any release which may be given by the Landlord from time to time to the Tenant shall not release or diminish the liability of the Indemnifier pursuant to Article 18.02(b);

              (iii) the Indemnifier agrees that any alterations of the terms of the Lease agreed to by the Landlord and the Tenant from time to time, whether material or not, or any assignment of the Lease by the Landlord or the tenant or by any trustee, receiver or liquidator of the Tenant shall not release or diminish the liability of the Indemnifier pursuant to Article 18.02(b).

Further Assurances

       (f) The Indemnifier shall execute and deliver such further assurances as the Landlord may reasonably require including, should the Landlord so elect upon the occurrence of any event described in Articles 12.01 and 12.02 or upon re-entry or termination of the Lease in accordance with Article 12, a lease of the Leased Premises for a term equal in duration to the residue remaining unexpired of the Term, on the same terms and conditions as the Lease.

Multiple Indemnifiers

       (g) In the event of more than one Indemnifier to the Lease, then the term "Indemnifier" shall be taken to apply to all such Indemnifiers, who shall be jointly and severally liable to the Landlord.

Covenants to Survive Term

       (h) The obligations of the Indemnifier shall survive the expiration of the Term to the extent that there is then any default under the Lease and, further, shall service any earlier termination of the Term and the Indemnifier shall remain liable on any renewal notwithstanding any variation in the terms of any such renewal lease.

Continued Liability of Indemnifier

       (i) The liability of the Indemnifier shall continue notwithstanding any release or discharge of the Tenant in any receivership, bankruptcy, winding-up, or other creditors' proceedings or the rejection, disaffirmation or disclaimer of the Lease in any proceeding or the repossession of the Leased Premises by the Landlord.


                                   ARTICLE 19

                                  MISCELLANEOUS

Showing Leased Premises

19.01 The Landlord may at any time within ninety days (90) days before the end of the Term hereof enter the Leased Premises and bring others at all reasonable hours for the purpose of offering the same for rent.

Time of the Essence

19.02  Time shall be of the essence of this Lease.

Captions

19.03 The captions preceding articles of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provision hereof.

Governing Law

19.04 The Lease shall be construed and governed by the laws of the Province of British Columbia. Should any provision or provisions of this Lease and/or conditions be illegal or not enforceable, it or they shall be considered separate and severable from the Lease and its remaining provisions and conditions shall remain in force and be binding upon the parties hereto as though the said provisions or provisions or conditions had never been included.

Entire Agreement

19.05 The Tenant acknowledges that there have been no representations made by the Landlord which are not set out in this Lease and the Offer to Lease, that the plan attached as Schedule "B" hereto set forth the general layout of the Building and the adjoining lands and the adjoining lands and buildings and shall not be deemed to be a representation or agreement of the Landlord that the Building and the adjoining lands and buildings will be exactly as indicated on such plans, and that nothing contained in this Lease shall be construed so as to prevent the Landlord from altering the location of parking areas, driveways and sidewalks from time to time or from erecting additional buildings or extending buildings after the Commencement Date of Term and the Landlord may make such changes or additions to the Building as in its sole discretion the Landlord may consider necessary or desirable, subject however to the provisions of Article 6 and the further provision that such work will not adversely affect the Tenant's Leased Premises. The Tenant further acknowledges that this Lease constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing duly signed by the Landlord and the Tenant. The parties covenant and agree that the terms of the Offer to Lease will not be merged by the execution and delivery of this Lease and in the event of any conflict between the terms of this Lease and the Offer to Lease, the terms of the Offer to Lease shall govern.


                                   ARTICLE 20

                                 RIGHT TO RENEW

Renewal

20.01 If the Tenant is current with the Tenant's obligations to the Landlord under this Lease, the Landlord shall grant to the Tenant two (2) renewal leases for terms of three (3) years and five (5) years respectively, upon the same terms and conditions contained herein, save as to the rental, free rent, and/or any other inducement granted to the Tenant, plus G.S.T. and this option to renew clause. Rent for the first and second renewal terms shall be agreed upon between the parties and shall be based on the fair market rental for premises of similar size, quality and location at the time of the renewal. The Landlord and Tenant shall attempt to agree on the fair market rental for the second renewal term during the three (3) month period immediately preceding the expiry of the first renewal term. Failing agreement as to the rental rate, the rate shall be determined by a single arbitrator under the Commercial Arbitration Act of British Columbia.

Minimum Rental during Renewal

20.02 The Minimum Rental for such renewal term shall be determined by mutual agreement. Each party shall obtain an opinion of a licensed appraiser who shall attempt to agree, on behalf of each party, to the fair market rent, and failing such agreement, the two appraisers shall select a third licensed appraiser to determine the fair market rent based on the two opinions of the parties' appraisers, and the third appraiser's opinion of fair market rent shall be final and binding on both parties and this paragraph shall constitute a submission to arbitration within the meaning of the COMMERCIAL ARBITRATION ACT (British Columbia). In no event shall the Minimum Rental determined by arbitration be less than the Minimum Rental payable under the last year of the preceding term.


                                   ARTICLE 21

                                   DEFINITIONS

21.01 In this Lease (including this Article) unless there is something in the context inconsistent therewith, the parties hereto agree that:

Area of Leased Premises

       (a) "Area of Leased Premises" means the square foot area of the Leased Premises measured in the manner set out in Article 3.02.

Building

       (b) "Building" means the building, improvements and facilities located on the property.

Common Area

       (c) "Common Area" means those areas that are designated (which designation may be changed from time to time) by the Landlord as common areas set aside by the Landlord for the common or joint use or benefit of the Tenant, its employees, customers and other invitees in common with others entitled to the use and benefit of such areas in the manner and for the purposes permitted by this Lease, including without limitation entrance foyer, lobbies, corridors, lavatories, stairways, elevators, hallways, mechanical rooms, parking areas, roadways, sidewalks, landscaped areas, truck courts, common loading areas and driveways.

Common Facilities

       (d) "Common Facilities" means the electrical, heating, ventilating, air-conditioning, plumbing and drainage equipment and installations and any enclosures constructed therefor, fountains, signs, lamp standards, public washroom facilities and parking deck and all other facilities which are provided or designated (and which may be changed from time to time) by the Landlord for the common or joint use and benefit of the occupants of the Building.

Cost of Insurance

       (e) "Cost of Insurance" means the annual cost to the Landlord to insure the completed improvements comprising the Building against damage from Insurable Hazards to such limits as the Landlord may from time to time determine but not in excess of the replacement cost of the buildings comprising the Building together with rental-loss insurance.

Municipal Tax Cost and Municipal Taxes

       (f) "Municipal Tax Cost" and Municipal Taxes" mean the aggregate of all taxes, local improvement of similar rates, duties, assessments and/or changes, municipal realty taxes, water taxes, school taxes, or any other taxes, rates, duties, assessments both general or special levied or imposed upon or in respect of the Building by any Taxing Authority, including business taxes, if any, charged on the Common Area, but not business taxes charged on the Leased Premises in the Building.

Municipality

       (g) "Municipality" means the District or city within which the property is located.

Property

       (h) "Property" means the lands situate in the City of Vancouver, in the Province of British Columbia and more particularly described in Schedule "C" hereto.

Building

       (i) "Building" means the Property together with the buildings, improvements and facilities from time to time located thereon.

Operating Costs

       (j) "Operating Costs" means the total amounts paid or payable whether by the Landlord or others on behalf of the Landlord for climate control and maintaining, operating and repairing the Building, including without limiting the generality of the foregoing, the aggregate of the amount paid for all fuel used in heating or other purposes, the amount paid or payable for all electricity furnished by the Landlord to the building other than electricity furnished to and paid for by tenants; the amount paid or payable for all hot and cold water other than that chargeable to tenants by reason of their extraordinary consumption of water; the amount paid or payable for all labour and/or wages and other payments made to or for the benefit of janitors, caretakers, and other employees of the Landlord involved in the maintenance of the Building, the total charges of any independent contractors employed in the repair, care, maintenance and cleaning of the Building, the amount paid or payable for all supplies (including all supplies and necessities which are occasioned by everyday wear and tear); the costs of window cleaning, utility costs, the cost of operating; the cost of guards and other protection services; payments for general maintenance and repairs to the plant and equipment supplying climate control; lights, tubes, bulbs, ballasts; landscaping; snow removal; removal of garbage and waste; sewer rates and charges; rental of signs supplied by the Landlord; and an administrative fee equal to five (5%) percent of the total rental payable to the Landlord under Article 3.01(a), (b) and (c).

Operating Costs shall not include depreciation except:

       (i) depreciation of costs incurred for repairing and replacing fixtures, equipment and facilities serving or comprising the Building (including the heating, ventilating, air conditioning and climate control systems serving the Building) which by their nature require periodic repair or replacement and which are not charged fully in the year in which they are incurred, at rates determined from time to time by the Landlord in accordance with sound accounting principles, and

       (ii) improvements properly charged to the Capital Account which substantially reduce Operating Costs as herein defined amortized over their useful life as determined by the Landlord in accordance with sound accounting principles.

       Operating costs shall not include interest on debt, capital retirement of debt, or other costs properly chargeable to capital account, or costs directly chargeable by the landlord to any tenant or tenants of the building or costs for which the Landlord is reimbursed by the proceeds of insurance claims to the extent of such reimbursement.

Service Areas

       (k) "Service Areas" shall mean the area of corridors, elevator lobbies, service elevator lobbies, refuse area, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets on the floor serving the Leased Premises and other premises on such floor should the floor be a multiple tenancy floor.

       IN WITNESS WHEREOF the Landlord and Tenant have duly executed this agreement as of the day and year first above written.


The Corporate Seal of              )
GREAT LUMBERMEN'S                  )
VENTURE INC.                       )
was hereunto affixed in the        )
presence of:                       )
                                   )            C/S
                                   )      OR:
                                             ----------------------------------
                                   )            Witness
----------------------------------
Authorized Signatory               )


Signed, Sealed and Delivered       )
by ISN INTERNET SPORTS NETWORK     )
INC. in the presence of:           )
                                   )            C/S
                                   )      OR:
                                             ----------------------------------
                                   )            Witness
----------------------------------
Authorized Signatory               )

Signed, Sealed and Delivered by    )
THE INDEMNIFIER in the presence of:)
                                   )
                                   )
                                             ----------------------------------
                                   )         Roger Earle
-----------------------------------
Witness                            )


Except in the case of corporations signing under seal, all signatures must be witnessed.

                                  SCHEDULE "A"

                              RULES AND REGULATIONS

1. The Tenant shall not perform any acts or carry on any practice which may injure the Common Area and Common Facilities or be a nuisance to any other tenants or premises situate in the Building. No animals shall be allowed on the Leased Premises at any time unless specifically allowed by the provisions of this Lease.


2. The Tenant shall not burn any trash or garbage in or about the Leased Premises or anywhere within the confines of the Building.

3.     The Tenant shall not overload any floor of the Leased Premises.

4.     Deleted


5. The Tenant agrees that the Tenant will not carry on or permit to be carried on any business in the Leased Premises under a name or style other than the name of the Tenant or call or permit the Leased Premises or any business carried on therein to be called any name other than the name of the Tenant without the prior written consent of the Landlord.

                                  SCHEDULE "B"

                    SITE PLAN OF PROPERTY TO BE INSERTED HERE

                                  SCHEDULE "C"

                        LEGAL DESCRIPTION OF THE PREMISES



Parcel "A" (see 414418-L)

of Lots 8, 9 and 10

Block 34

District Lot 541

Plan 210